EQUITY-ACCOUNTED INVESTMENTS (Tables)	6 Months Ended
Jun. 30, 2023
Disclosure Of Detailed Information About Equity-Accounted Investments [Abstract]
Summary of Equity-Accounted Investments
The following are the company’s equity-accounted investments for the six months ended June 30, 2023:

(MILLIONS)	June 30, 2023
Opening balance	$451
Investment	108
Share of net income	—
Share of other comprehensive income	—
Dividends received	(2)
Foreign exchange translation and other	4
Ending balance	$561